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                                                                   EXHIBIT 23.01

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

      We consent to the incorporation by reference in Registration Statement No. 333-84534 on Form S-8 of Plumas Bancorp of our report, dated March 21, 2005, appearing in this Annual Report on Form 10-K of Plumas Bancorp for the year ended December 31, 2004.

                                             /s/ Perry-Smith LLP

Sacramento, California
March 28, 2005